SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 23, 2004

Date of Report (Date of Earliest Event Reported)

Asconi Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-23712	91-1395124
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1211 Semoran Boulevard, Suite 141, Casselberry, FL 32707

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (407) 679-9463

Item 5. Other Events and Required FD Disclosure &

Item 12. Results of Operations and Financial Condition

On March 23, 2004, Asconi Corporation announced in a press release that its periodic public reports for the quarters ended June 30, 2003 and September 30, 2003 will be restated and that the financial statements set forth in those reports and certain other publicly released information should not be relied upon. The foregoing description is subject to the more complete disclosure set forth in the press release issued by the Company on March 23, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro forma Financial Information, and Exhibits

(c) Exhibits.

The following exhibit is included with this Report:

Exhibit 99.1:	Press release dated March 23, 2004 announcing that Asconi’s periodic public reports for the quarters ended June 30 and September 30, 2003 will be restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asconi Corporation

Date: March 24, 2004	By:	/s/ Constantin Jitaru
Constantin Jitaru President and Chief Executive Officer

Exhibit Index

No.	Description
99.1	Press release dated March 23, 2004 announcing that Asconi’s periodic public reports for the quarters ended June 30 and September 30, 2003 will be restated.